Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into effective as of __________ __, 2016, among DS Healthcare Group, Inc., a Florida corporation (the “Company”) and Photomedex, Inc., a Nevada corporation (“PHMD”) and any subsequent PHMD Transferee (together with PHMD, individually and collectively, the “Stockholder”).

RECITALS:

WHEREAS, Pursuant to (a) an Agreement and Plan of Merger and Reorganization, dated as of February __, 2016, among the Company, PHMD Consumer Acquisition Corp., a Delaware corporation (“Merger Sub”), Radiancy, Inc., a Delaware corporation (“Radiancy”) and PHMD (the “Radiancy Merger Agreement”), and (b) a separate Agreement and Plan of Merger and Reorganization, dated as of February __, 2016, among the Company, PHMD Professional Acquisition Corp., a Delaware corporation (“PPAC”), Photomedex Technology, Inc., a Delaware corporation (“Photo-Tech”) and PHMD (the “Photo-Tech Merger Agreement” and together with the Radiancy Merger Agreement, the “Merger Agreements”), the Company has agreed to enter into a registration rights agreement with the Stockholder;

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:

1.

Certain Definitions.  Unless otherwise defined in this Agreement, all capitalized terms, when used herein, shall have the same meaning as they are defined in the Merger Agreements.  As used in this Agreement, the following terms shall have the following respective meanings:

“Approved Market” means the Nasdaq Capital Markets, the New York Stock Exchange or the NYSE Amex.

“Blackout Period” means, with respect to a registration, a period during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Shares to be covered by such registration statement, if any, would be seriously detrimental to the Company and its stockholders, in each case commencing on the day the Company notifies the Holders that they are required, because of the determination described above, to suspend offers and sales of Registrable Shares and ending on the earlier of (1) the date upon which the material non-public information resulting in the Blackout Period is disclosed to the public or ceases to be material, (2) such time as the Company notifies the selling Holders that sales pursuant to such Registration Statement or a new or amended Registration Statement may resume or (3) the date that is forty-five (45) days after the date of such notification to the Holders.

“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which banks in the State of New York are required or authorized to close.

“Commission” means the U. S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Common Stock Equivalents” means any convertible notes, convertible debentures, convertible preferred stock, warrants or other securities issued by the Company that are convertible into or exercisable by the holders thereof for shares of Common Stock.

“Effective Date” means the date of the closing of the Merger Agreements.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

“Holder” means any Stockholder or any of such Stockholder’s respective successors and Permitted Assignees who acquire rights in accordance with this Agreement with respect to any Registrable Shares directly or indirectly from a Stockholder or from any Permitted Assignee.

“Holders Representative” shall mean PHMD or any trustee or individual designated by the board of director of PHMD.

 “Maximum Resale Limitations” means, during any period of ninety (90) consecutive days during the Term of this Agreement, the resale or other public disposition of that number of Registrable Shares as shall represent not more than eight and one-third (8-1/3%) of the maximum number of all of the Registrable Shares that are issued and issuable as at the date of this Agreement, including any Make-Whole Shares, as and if calculated and issued.

“Other Holders” shall mean any one or more Persons owning Common Stock or Common Stock Equivalents of the Company, excluding Holders of Registrable Shares, who have registration rights similar to those possessed by Holders of Registrable Shares.

“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.  Permitted Assignee also includes any “Permitted Transferee” of the Stockholder under the Stockholder Agreement (as defined in the Merger Agreements).  References to “Stockholder” in this Agreement include any Permitted Assignee.

“Piggyback Registration” means, in any registration of Common Stock referenced in Section 3(c), the right of each Holder to include the Registrable Shares of such Holder in such registration.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Registrable Shares” means the collective reference to (a) the DSKX Closing Merger Shares, (b) all DSKX Conversion Shares, (c) all Make-Whole Shares, and (d) any shares of Common Stock issued or issuable with respect to any shares described in subsections (a), (b) and (c) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a Holder of Registrable Shares whenever such Person has the right to then acquire or obtain from the Company any Registrable Shares, whether or not such acquisition has actually been effected).  As to any particular Registrable Shares, such securities shall cease to be Registrable Shares when (i) such securities have been sold or otherwise transferred other than to a Permitted Assignee, (ii) during any ninety (90) day period, such securities have become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), as set forth in a written opinion letter to such effect, addressed, delivered and reasonably acceptable to the applicable transfer agent and the Holders of such securities, (iii) the Commission has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement, or (iv) such securities have ceased to be outstanding.

“Registration Default Period” means the period during which any Registration Default Event occurs and is continuing.

“Registration Effectiveness Date” means the date that is ninety (90) calendar days after the Registration Statement is first filed with the Commission.

“Registration Default Event” means the occurrence of any of the following events:

(a)

the Registration Statement is not declared effective by the Commission on or before the Registration Effectiveness Date;

(b)

after the SEC Effective Date, the Registration Statement ceases for any reason to remain continuously effective or the Holders are otherwise not permitted to utilize the prospectus therein to resell the Registrable Shares (including a Blackout Period) for a period of more than fifteen (15) consecutive Trading Days, except as excused pursuant to Section 3(a); or

(c)

the Registrable Shares, if issued, are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market, which at the time constitutes the principal market for the Common Stock, for more than three (3) full, consecutive Trading Days; provided, however, a Registration Default Event shall not be deemed to occur under this clause (c) if all or substantially all trading in equity securities (including the Common Stock) of the Company is suspended or halted on the Approved Market for any length of time.

“Registration Statement” means any registration statement of the Company, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement, filed with the Commission, including as required pursuant to Section 3(a) of this Agreement.

“Restricted Holders” means the officers and directors and certain key employees of the Company and certain stockholders of the Company who have entered into lock-up agreements with the Company pursuant to which such they agree to certain restrictions on the sale or disposition (including pledge) of the Common Stock held by (or issuable to) them.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.

“Rule 145” means Rule 145 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“SEC Effective Date” means the date the Registration Statement required to be filed under Section 3(a) with respect to Registrable Shares is declared effective by the Commission.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Shares, and fees and disbursements of counsel for any Holder of Registrable Shares, except for the fees and disbursements of counsel for the Holders of Registrable Shares required to be paid by the Company pursuant to Section 7.

“Stockholders Agreement” means the stockholders agreement, dated ________ 2016 among the Company, PHMD, Radiancy and Photo-Tech.

“Trading Day” means any day on which such national securities exchange or such other securities market or quotation system, which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

2.

Term.  This Agreement shall terminate with respect to each Holder on the earlier of: (i) the date that is the later of (x) three years from the SEC Effective Date and (y) the date on which all Registrable Shares held by such Holder are transferred other than to a Permitted Transferee or may be sold under Rule 144 without volume limitations during any ninety (90) day period; or (ii) the date otherwise terminated as provided herein.

3.

Registration.

(a)

Registration on Form S-1.  Subject at all times to the provisions of Section 3(c) below, on a date which shall be not later than ninety (90) days following the date of this Agreement, the Company shall register all of the Registrable Shares pursuant to a Registration Statement on Form S-1, or any other successor form for which the Company then qualifies (each, a “Long-Form Registration”), and the Company shall (i) use its commercially reasonable efforts to make the initial filing of the Registration Statement, notify all Holders of the filing of such Registration Statement no later than ten (10) days after such filing, (iii) use its commercially reasonable efforts to cause such Registration Statement covering the Registrable Shares of all Holders to be declared effective by the Commission no later than the Registration Effectiveness Date and (iv) use its commercially reasonable efforts to keep such Registration Statement effective for a period of twenty-four (24) months or for such shorter period ending on the earlier to occur of (x) the sale of all Registrable Shares and (y) such Registrable Shares have become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) within a 90 day period (for purposes of a registration under this Section 3(a) the “Effectiveness Period”); provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section, or keep such registration effective pursuant to the terms hereunder, in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so.  If a registration under this Section 3(a) is an underwritten offering and the managing underwriters advise the Company and the Holders in writing that, in their reasonable and good faith opinion, the number of Registrable

Shares requested to be included in such offering exceeds the number of Registrable Shares that can be sold therein without adversely affecting the price per share of the Common Stock proposed to be sold in such underwritten offering, the Company shall include in such Long-Form Registration prior to the inclusion of any securities that are not Registrable Shares the number of Registrable Shares requested to be included which in the opinion of such underwriters can be sold without adversely affecting the price per share of the Common Stock proposed to be sold in such underwritten offering, pro rata among the respective Holders thereof on the basis of the amount of Registrable Shares owned by each such Holder.  Notwithstanding the foregoing, in the event that the staff (the “Staff”) of the Commission should limit the number of Registrable Shares that may be sold pursuant to such Long-Form Registration, the Company may remove from such Long-Form Registration such number of Registrable Shares as specified by the Staff on behalf of all of the Holders of Registrable Shares from the Registrable Shares, on a pro rata basis among the Holders thereof, after excluding any shares that are not Registrable Shares.

(b)

Piggyback Registration.  Whenever the Company proposes to register the offer and sale of any shares of its Common Stock under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company, then the Company shall promptly give to each Holder written notice thereof (the “Registration Rights Notice”) (and in no event shall such notice be given less than thirty (30) calendar days prior to the filing of such registration statement), and shall, subject to Section 3(d), include as a Piggyback Registration all of the Registrable Shares (including any Registrable Shares that are removed from the Long-Form Registration as a result of a requirement by the Staff) specified in a written request delivered by the Holder thereof within twenty (20) calendar days after delivery to the Holder of such written notice from the Company.  However, the Company may, without the consent of such Holders, withdraw such registration statement prior to its becoming effective if the Company or such other selling stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby.  If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the Holders of Registrable Shares and any Other Holders in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such registration or takedown, including all Registrable Shares and all other shares of Common Stock proposed to be included in such underwritten offering (including shares offered by Other Holders), exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration or takedown would adversely affect the price per share of the Common Stock to be sold in such offering, the Company shall include in such registration or takedown (i) first, the shares of Common Stock that the Company proposes to sell for its own account; and (ii) second, the shares of Common Stock requested to be included therein by both the Holders of Registrable Shares and Other Holders, allocated pro rata among all Holders of Registrable Shares and Other Holders on the basis of the number of Registrable Shares and the number of shares of Common Stock owned by each such Holder or in such manner as they may otherwise agree; provided, that in any event, as between the Holders of Registrable Shares and the Other Holders, the Holders of Registrable Shares shall be entitled to register the offer and sale or distribute at least 45% of the shares of Common Stock to be included in any such registration or takedown.  No Registrable Shares or shares of Common Stock owned by Other Holders that are excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw such Holder’s Registrable Shares therefrom by delivering a written notice to the Company and the underwriter.  The Registrable Shares so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Shares, a greater number of Registrable Shares held by other Holders of Registrable Shares may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Shares in the registration the right to include additional Registrable Shares pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.  Except as set forth on Exhibit 1 annexed hereto, as at the date of this Agreement there are no Other Holders entitled to registration rights, and the granting of any further registration rights by the Company to any Other Holders shall be subject to the provisions of Section 3.2 of the Stockholders Agreement.

(c)

Form S-3 Registrations.  If the Company shall receive from the Holders of a majority of the Registrable Shares a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Shares owned by such Holder or Holders (which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of and the Holders thereof and (ii) subject to the Maximum Resale Limitations set forth below, state the intended method of disposition of such Registrable Shares), the Company shall, within a date which shall be not later than ninety (90) days following the date of such written request, (A) use its commercially reasonable efforts to make the initial filing of the Form S-3 Registration Statement, notify all Holders of the filing of such Registration Statement no later than ten (10) days after such filing, (B) use its commercially reasonable efforts to cause such Form S-3 Registration Statement covering the Registrable Shares of all Holders to be declared effective no later than the Form S-3 Registration Effectiveness Date and (C) use its commercially reasonable efforts to keep such Form S-3 Registration Statement effective for a period of twenty-four (24) months or for such shorter period ending on the earlier to occur of (x) the sale of all Registrable Shares and (y) the availability of Rule 144 for all Holders to sell all of the Registrable Shares without volume limitations within a 90 day period (for purposes of an S-3 registration under this Section 3(c), the “Effectiveness Period”); provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section, or keep such registration effective pursuant to the terms hereunder, in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so.

(d)

Underwriting.

1.

In connection with any underwritten offering pursuant to Sections 3(a) or 3(c), the Holders Representative shall have the right to approve the managing underwriter selected by the Board of Directors of the Company with respect to such offering.

2.

If a Piggyback Registration is for a registered public offering that is to be made by an underwriting, the Company shall so advise the Holders as part of the Registration Rights Notice.  In that event, the right of any Holder to Piggyback Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Shares in the underwriting to the extent provided herein.  All Holders proposing to sell any of their Registrable Shares through such underwriting shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company or such other selling stockholders, as applicable.

(e)

Other Limitations.  If the Commission allows the Registration Statement to be declared effective at any time before or after the Registration Effectiveness Date, subject to the withdrawal of certain Registrable Shares from the Registration Statement, and the reason is the Commission’s determination that (x) the offering of any of the Registrable Shares constitutes a primary offering of securities by the Company, and/or (y) a Holder of any Registrable Shares must be named as an underwriter, the Holders understand and agree that the Company may (notwithstanding anything to the contrary contained herein) reduce, on a pro rata basis, the total number of Registrable Shares to be registered on behalf of each such Holder solely to effect the foregoing.

(f)

Occurrence of a Registration Default Event.  If a Registration Default Period continues for more than forty-five (45) days, then the Company will make payments to each Stockholder, as partial liquidated damages for the minimum amount of damages to the Stockholder by reason thereof, and not as a penalty, at a rate equal to 1% of the amount equal to the number of Registrable Shares then held by a Stockholder multiplied by $2.00 as may be modified by Section 2.13 of the Photo-Tech Merger Agreement, for each calendar month of the Registration Default Period (pro rated for any period less than 30 days); provided, however, if a Registration Default Event occurs (or is continuing) on a date more than one-year after the Stockholder acquired the Registrable Shares (and thus the one-year holding period under Rule 144(d) has elapsed), liquidated damages shall be paid only with respect to that portion of the Stockholder's Registrable Shares that cannot then be immediately resold in reliance on Rule 144. Each such payment shall be due and payable in cash within three days after the end of each calendar month of the Registration Default Period until the termination of the Registration Default Period and within ten days after such termination.  Amounts payable as liquidated damages to each Stockholder hereunder with respect to each share of Registrable Shares shall cease when the Stockholder no longer holds such shares of Registrable Shares or such shares of Registrable Shares can be immediately sold by the Stockholder in reliance on the last sentence of Rule 144(b)(1)(i).

4.

Maximum Resale Limitations.  Notwithstanding anything to the contrary, express or implied, contained in this Agreement, in no event may any Stockholder or other Holder of Registrable Shares, effect any resale or other public disposition of such Registrable Shares, or pledge or hypothecate any Registrable Shares, if such resale, disposition, pledge or hypothecation would, in any ninety (90) consecutive day period during the Term of this Agreement, exceed the Maximum Resale Limitations.  PHMD, any Permitted Assignee of PHMD and each subsequent Holder of Registrable Shares by its receipt of a copy of this Agreement, does hereby covenant and agree to take such Registrable Shares subject to the Maximum Resale Limitations and agrees that the Transfer Agent of the Company may receive and accept “stop transfer” instructions from the Company with respect to all such Registrable Shares to prevent any resale, disposition, pledge or hypothecation of Registrable Shares that would exceed the Maximum Resale Limitations.

5.

Registration Procedures.  The Company will keep each Holder reasonably advised as to the filing and effectiveness of any Registration Statement.  At its expense with respect to the Registration Statement, the Company will:

(a)

prepare and file with the Commission with respect to the Registrable Shares, a Registration Statement in accordance with Section 3(a) hereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and to remain effective for the Effectiveness Period;

(b)

if the Registration Statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c)

prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective during the Effectiveness Period;

(d)

furnish, without charge, to each Holder of Registrable Shares covered by such Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed under Rule 424 of the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may reasonably require to consummate the disposition of the Registrable Shares owned by such Holder, but only during the Effectiveness Period;

(e)

use its commercially reasonable efforts to register or qualify such registration under such other applicable securities laws of such jurisdictions within the United States as any Holder of Registrable Shares covered by such Registration Statement reasonably requests and as may be necessary for the marketability of the Registrable Shares (such request to be made by the time the applicable Registration Statement is deemed effective by the Commission) and do any and all other acts and things necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Shares owned by such

Holder; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction.

(f)

as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Shares, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event, which comes to the Company’s attention, that will after the occurrence of such event cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(g)

comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such Registration Statement;

(h)

as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Shares being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement;

(i)

use its commercially reasonable efforts to cause all the Registrable Shares covered by the Registration Statement to be quoted on the principal securities market or quotation system on which securities of the same class or series issued by the Company are then listed or traded or quoted;

(j)

permit any Holder of Registrable Shares which Holder, in the reasonable judgment of such Holder and his or its counsel, might be deemed to be an underwriter or a “controlling person” (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (a “Controlling Person”) of the Company, to participate in the preparation of such Registration Statement and to require the insertion therein of language, furnished to the Company in writing and reasonably acceptable to counsel to the Company, which in the reasonable judgment of such Holder and his or its counsel should be included;

(k)

provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock at all times and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration;

(l)

cooperate with the Holders of Registrable Shares being offered pursuant to the Registration Statement to issue and deliver, or cause its transfer agent to issue and deliver, certificates representing Registrable Shares to be offered pursuant to the Registration Statement within a reasonable time after the delivery of certificates representing the Registrable Shares to the transfer agent or the Company, as applicable, and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request;

(m)

during the Effectiveness Period, take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, that, to the extent that any prohibition is applicable to the Company, the Company will take all reasonable action to make any such prohibition inapplicable; and

(n)

take all other commercially reasonable actions necessary to expedite and facilitate the disposition by the Holders of the Registrable Shares pursuant to the Registration Statement during the term of this Agreement.

6.

Obligations of the Holders.

(a)

Each Holder hereby covenants and agrees to comply with the Maximum Resale Limitations and the provisions of Section 4 of this Agreement.

(b)

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(f) hereof or of the commencement of a Blackout Period, such Holder shall discontinue the disposition of Registrable Shares included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

(c)

The Holders of the Registrable Shares shall provide such information as may reasonably be requested by the Company, or the managing underwriter, if any, in connection with the preparation of any registration statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Shares under the Securities Act pursuant to Section 3(a) and/or 3(c) of this Agreement and in connection with the Company’s obligation to comply with federal and applicable state securities laws, including a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Security Holder Questionnaire”) or any update thereto not later than three (3) Business Days following a request therefore from the Company.

(d)

Each Holder, by its acceptance of the Registrable Shares, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Shares from such Registration Statement.

7.

Registration Expenses.  The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all (a) registration and filing fees (including, without limitation, any fees relating to filings required to be made with, or the listing of any Registrable Shares on, any securities exchange or over-the-counter trading market on which the Registrable Shares are listed or quoted); (b) underwriting expenses (other than fees, commissions or discounts); (c) expenses of any audits incident to or required by any such registration; (d) fees and expenses of complying with securities and "blue sky" laws (including, without limitation, fees and disbursements of counsel for the Company in connection with "blue sky" qualifications or exemptions of the Registrable Shares); (e) printing expenses; (f) messenger, telephone and delivery expenses; (g) fees and expenses of the Company's counsel and accountants; (h) Financial Industry Regulatory Authority, Inc. filing fees (if any); and (i) fees and expenses of one counsel for the Holders of Registrable Shares participating in such registration as a group (selected by the Holders of a majority of the Registrable). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audits.  All Selling Expenses relating to the offer and sale of Registrable Shares registered under the Securities Act pursuant to this Agreement shall be borne and paid by the Holders of such Registrable Shares, in proportion to the number of Registrable Shares included in such registration for each such Holder.  Except as provided in this Section 7 and Section 9 of this Agreement, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder.

8.

Assignment of Rights.  No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that any Holder may assign its rights under this Agreement without such consent to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become bound by and subject to the terms of this Agreement; and (c) such Holder notifies the Company in writing of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Shares with respect to which such rights are being transferred or assigned.  The Company may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

9.

Indemnification.

(a)

The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Shares, such holder's officers, directors, managers, members, partners, stockholders and Affiliates, each underwriter, broker or any other Person acting on behalf of such holder of Registrable Shares and each other Controlling Person, if any, who controls any of the foregoing Persons, against all losses, claims, actions, damages, liabilities and expenses, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such holder with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Shares. This indemnity shall be in addition to any liability the Company may otherwise have.

(b)

In connection with any registration in which a holder of Registrable Shares is participating, each such holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify and hold harmless, the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Shares and each Controlling Person who controls any of the foregoing Persons against any losses, claims, actions, damages, liabilities or expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder; provided, that the obligation to indemnify shall be several, not joint and several, for each holder and shall not exceed an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such holder from the sale of Registrable Shares pursuant to such Registration Statement. This indemnity shall be in addition to any liability the selling holder may otherwise have.

(c)

Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 9, such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of the claims in any such action that are subject or potentially subject to indemnification hereunder, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after written notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, that, if (i) any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided hereunder, or (ii) such action seeks an injunction or equitable relief against any indemnified party or involves actual or alleged criminal activity, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party without such indemnified party's prior written consent (but, without such consent, shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Controlling Person of such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Shares included in the registration, at the expense of the indemnifying party.

(d)

If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each holder of Registrable Shares, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such seller from the sale of Registrable Shares effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, whether the violation of the Securities Act or any other similar federal or state securities laws or rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any applicable registration, qualification or compliance was perpetrated by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)

In the event of the offer and sale of Registrable Shares under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, and each other person, if any, who controls or is under common control with such Holder within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or controlling person may become subject under the Securities Act, the Exchange Act, any state securities laws or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any actual or alleged  untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which Registrable Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, any actual or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein in light of the circumstances in which they were made not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company shall reimburse the Holder, and each such director, officer, partner and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (x) an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished by a Holder to the Company for use in the preparation thereof or (y) the failure of a Holder to comply with the covenants and agreements contained in Section 4 or Section 6 hereof respecting the sale of Registrable Shares; or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Shares that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Shares to such person because of the failure of such Holder to so provide such amended preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented).  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner or controlling person and shall survive the transfer of such shares by the Holder.

(f)

As a condition to including Registrable Shares in any registration statement filed pursuant to this Agreement, each Holder agrees to be bound by the terms of this Section 9 and, severally and not jointly,  to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, and each other person, if any, who controls the

Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act, the Exchange Act, any state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of a material fact or any omission of a material fact required to be stated in any registration statement, any preliminary prospectus, final prospectus, summary prospectus, amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission is included or omitted in reliance upon and in conformity with written information furnished by the Holder to the Company for use in the preparation thereof, and such Holder shall reimburse the Company, and such directors, officers, partners, legal counsel and accountants, underwriters, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, action, or proceeding; provided, however, that indemnity obligation contained in this Section 9(b) shall in no event exceed the amount of the net proceeds received by such Holder as a result of the sale of such Holder’s Registrable Shares pursuant to such registration statement, except in the case of fraud or willful misconduct.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

(g)

Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 9 (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation.  Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding affected without its consent.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.  Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(h)

If an indemnifying party does not or is not permitted to assume the defense of an action pursuant to Sections 9(c) or in the case of the expense reimbursement obligation set forth in Sections 9(a) and 9(b), the indemnification required by Sections 9(a) and 9(b)9(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses, losses, damages, or liabilities are incurred.

(i)

If the indemnification provided for in Section 9(a) and 9(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (i) in such proportion as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, then in such proportion as is appropriate to reflect not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations.  No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(j)

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(k)

Other Indemnification.  Indemnification similar to that specified in this Section (with appropriate modifications) shall be given by the Company to each Holder of Registrable Shares with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

10.

Rule 144.  With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act and (c) as long as any Holder owns any Registrable Shares, to furnish in writing upon such Holder’s request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such holder a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such holder of any rule or regulation of the Commission permitting the selling of any such Registrable Shares without registration and dv) undertake any additional actions reasonably necessary to maintain the availability of a registration statement or the use of Rule 144.

11.

For so long as PHMD is an affiliate, as defined pursuant to Rule 144, following the Effective Date, the Company will use its commercially reasonable efforts to timely file all reports required to be filed by the Company after the date hereof under the Exchange Act and the rules and regulations adopted by the Commission thereunder, and if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell shares of Common Stock under Rule 144.

12.

Miscellaneous.

(a)

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the United States of America and the State of New York, both substantive and remedial, without regard to New York conflicts of law principles.  Any judicial proceeding brought against either of the parties to this Agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York, New York county, or in the United States District Court for the Southern District of New York, and, by its execution and delivery of this Agreement, each party to this Agreement accepts the jurisdiction of such courts.  The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

(b)

Remedies.  Except as otherwise specifically set forth herein with respect to a Registration Default Event, in the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  Except as otherwise specifically set forth herein with respect to a Registration Default Event, the Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(c)

Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assignees, executors and administrators of the parties hereto.

(d)

No Inconsistent Agreements.  The Company has not entered, as of the date hereof, and shall not enter, on or after the date of this Agreement, into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(e)

Entire Agreement.  This Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(f)

Notices, etc.  Any notice or other  communication  herein required  or permitted  to be given shall  be in writing and may be personally served or sent by courier service and shall be deemed  to have been given when  delivered  in  person  or  by reputable international express  service, as evidenced by the records of such service .  For the purposes hereof, the addresses of the parties hereto shall be as set forth in the Merger Agreements and opposite each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

(g)

Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(h)

Counterparts.  This Agreement may be executed in any number of counterparts, and with respect to any Purchaser, by execution of an Omnibus Signature Page to this Agreement and the Subscription Agreement, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.  In the event that any signature is delivered by facsimile transmission or by e-mail, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(i)

Severability.  In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j)

Amendments.  Except as otherwise provided herein, the provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Holders.

This Registration Rights Agreement is hereby executed as of the date first above written.

THE COMPANY:

DS HEALTHCARE GROUP, INC.

By:
Name:	Renee Barch-Niles
Title:	Chief Executive Officer

STOCKHOLDER:

ADDRESS:

PHOTOMEDEX, INC.

By: ________________________________

Name:

Dennis McGrath

Title:

Annex A

DS HEALTHCARE GROUP, INC.

Selling Security Holder Notice and Questionnaire

The undersigned beneficial owner of Registrable Shares of DS Healthcare Group, Inc., a Florida corporation (the “Company”), understands that the Company has filed or intends to file with the U.S. Securities and Exchange Commission a registration statement (the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the Registrable Shares, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling security holder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Shares are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Shares hereby elects to include the Registrable Shares owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

a)

Name:

(1)

Full Legal Name of Selling Security Holder

__________________________________________________________________

__________________________________________________________________

(2)

Full Legal Name of Registered Holder (holder of record) (if not the same as (a) above) through which Registrable Shares are held:

__________________________________________________________________

__________________________________________________________________

(3)

If you are not a natural person, full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

__________________________________________________________________

__________________________________________________________________

b)

Address for Notices to Selling Security Holder:

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

Telephone: ____________________________________ Fax: ___________________

Email: _______________________________________

Contact Person:________________________________

c)

Broker-Dealer Status:

(1)

Are you a broker-dealer?

Yes   ☐

No   ☐

(2)

If “yes” to Section 3(a), did you receive your Registrable Shares as compensation for investment banking services to the Company?

Yes   ☐

No   ☐

Note:

If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(3)

Are you an affiliate of a broker-dealer?

Yes   ☐

No   ☐

(4)

If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Shares in the ordinary course of business, and at the time of the purchase of the Registrable Shares to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Shares?

Yes   ☐

No   ☐

Note:

If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

2

d)

Beneficial Ownership of Securities of the Company Owned by the Selling Security Holder:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company.

(a)

Please list the type (common stock, warrants, etc.) and amount of all securities of the Company (including any Registrable Shares) beneficially owned1 by the Selling Security Holder:

_________________________________________________________________

_________________________________________________________________

e)

Relationships with the Company:

Except as set forth below, neither you nor (if you are a natural person) any member of your immediate family, nor (if you are not a natural person) any of your affiliates2, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

________________________________________________________________________

________________________________________________________________________

—————————

1

Beneficially Owned:  A “beneficial owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power, including the power to direct the voting of such security, or (ii) investment power, including the power to dispose of, or direct the disposition of, such security.  In addition, a person is deemed to have “beneficial ownership” of a security of which such person has the right to acquire beneficial ownership at any time within 60 days, including, but not limited to, any right to acquire such security: (i) through the exercise of any option, warrant or right, (ii) through the conversion of any security or (iii) pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account or similar arrangement.

It is possible that a security may have more than one “beneficial owner,” such as a trust, with two co-trustees sharing voting power, and the settlor or another third party having investment power, in which case each of the three would be the “beneficial owner” of the securities in the trust.  The power to vote or direct the voting, or to invest or dispose of, or direct the investment or disposition of, a security may be indirect and arise from legal, economic, contractual or other rights, and the determination of beneficial ownership depends upon who ultimately possesses or shares the power to direct the voting or the disposition of the security.

The final determination of the existence of beneficial ownership depends upon the facts of each case.  You may, if you believe the facts warrant it, disclaim beneficial ownership of securities that might otherwise be considered “beneficially owned” by you.

2

Affiliate:  An “affiliate” is a company or person that directly, or indirectly through one or more intermediaries, controls you, or is controlled by you, or is under common control with you.

3

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Selling Security Holder Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

BENEFICIAL OWNER (individual)	BENEFICIAL OWNER (entity)

Signature	Name of Entity

Print Name	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)
Title:

PLEASE E-MAIL OR FAX A COPY OF THE COMPLETED AND EXECUTED SELLING SECURITY HOLDER NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

CKR Law LLP
1330 Avenue of the Americas, 14th Floor
New York, NY 10022
Attention:  Stephen A. Weiss
Facsimile:  (212) 259.7300
E-mail Address:  sweiss@CKRlaw.com

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